UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2023

MDB Capital Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-41751	87-4366624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14135 Midway Road, Suite G-150

Addison, TX 75001

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 526-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, representing Limited Liability Interests	MDBH	Nasdaq Capital Market as of September 21, 2023

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements

On November 13, 2023, management and the Audit Committee concluded that the Company’s previously issued financial statements for the three months and six months ended June 30, 2022 included in Form 10-Q for the quarter ended June 30, 2023 and filed on August 30, 2023 should no longer be relied upon due to an error in the calculation of weighted average Class A common share outstanding and loss per Class A common share.

During the preparation of the financial statements for the quarter ended September 30, 2023, a mathematical error was identified in the calculation of weighted average of Class A common shares outstanding for the period ended June 30, 2022, which had a material effect on the reported net loss per Class A common share for the quarter ended June 30, 2022. The error had an immaterial impact on net loss per Class A common share for the six months ended June 30, 2022, and did not affect any other per share amounts previously reported upon by the Company. The Company’s audit committee has discussed this matter with the Company’s independent registered public accounting firm. Below are the corrected calculations:

	For the Three Months Ended
	June 30, 2022 – Class A common shares	June 30, 2022 – Class A common shares
	As Previously Reported	Corrected

Weighted average of Class A common shares outstanding – basic and diluted	400,763	738,343

Net loss per Class A common share – basic and diluted	$(1.35)	$(0.73)

	For the Six Months Ended
	June 30, 2022 - Class A common shares	Class A common shares June 30, 2022
	As Previously Reported	Corrected

Weighted average of Class A common shares outstanding – basic and diluted	400,763	412,648

Net loss per Class A common share – basic and diluted	$(2.32)	$(2.25)

The Company plans to restate this information by including the above restatement disclosure in the footnotes to the Company’s consolidated financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023	MDB Capital Holdings, LLC

	By	/s/ Mo Hayat
Mo Hayat
Chief of Entrepreneurship &Operations